Exhibit 99.1

Namib Minerals and Hennessy Capital Investment Corp. VI Announce Filing of Registration Statement in Connection with their Proposed Business Combination and Namib Minerals’ Planned Nasdaq Listing

●	Namib Minerals and co-registrant Greenstone Corporation (“Greenstone”) filed a registration statement on Form F-4 (the “Registration Statement”) with the U.S. Securities Exchange Commission (the “SEC”), a critical step in advancing their previously announced proposed business combination with Hennessy Capital Investment Corp. VI (Nasdaq: HCVI) (“HCVI” or “Hennessy Capital”), and planned Nasdaq listing of Namib Minerals’ ordinary shares under the ticker “NAMM.”

●	The proposed business combination values Namib Minerals at a pre-money enterprise value of $500 million with up to an additional 30 million of contingent ordinary shares tied to the completion of operational milestones.(1)

●	Transaction proceeds are intended to be used to accelerate Namib Minerals’ growth plans for Greenstone’s assets, including the restart of two gold mines in Zimbabwe and expansion into prospective battery metal assets, including copper and cobalt, in the Democratic Republic of Congo (the “DRC”).

●	How mine, a high-grade cash-generating gold asset currently owned by Greenstone, supports low-cost production, while restart efforts at the Mazowe and Redwing mines aim to establish Namib Minerals as a multi-asset producer in Africa.

NEW YORK, Dec. 9, 2024 (GLOBE NEWSWIRE) - Namib Minerals, which would become a public company upon consummation of the proposed business combination, Greenstone, an affiliate of Namib Minerals and an established African gold producer with an attractive portfolio of mining assets in Zimbabwe, and HCVI, a Nasdaq listed special purpose acquisition company, today announced the filing of the Registration Statement with the SEC on Friday, December 6, 2024. This filing represents a key milestone in connection with their previously announced proposed business combination, which is expected to result in Namib Minerals listing its ordinary shares and warrants on Nasdaq under the ticker symbols “NAMM” and “NAMMW,” respectively, subject to approval of its listing application. While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Namib Minerals, Greenstone, HCVI, and the proposed business combination.

Upon completion of the transaction, Namib Minerals will own Greenstone’s mining and exploration assets and plans to accelerate its growth strategy and build out its portfolio of mining assets. Located strategically in the Bulawayo Greenstone Belt of Southern Zimbabwe, Greenstone’s cash flow generating How mine has produced over 1.8Moz of gold between 1941 and 2023. Restart efforts at the Mazowe and Redwing mines, historically producing gold mines currently on care and maintenance, aim to diversify Namib Minerals’ production scale upon the mines’ recommencement. The Mazowe and Redwing mines have total measured and indicated resource estimates of 291koz at 7.77 g/t Au and 1,188koz at 3.83 g/t Au, respectively, and inferred resource estimates of 915koz at 8.65 g/t Au and 1,328koz at 2.61 g/t Au, respectively, based on technical report summaries for each mine prepared in compliance with Subpart 1300 of Regulation S-K promulgated by the SEC (“S-K 1300”). Greenstone also currently holds interests in 13 battery metals exploration permits in the DRC, including six initial diamond drilling holes that show potential for copper and cobalt. Located in the resource-rich Haut Katanga and Lualaba Provinces, these assets position Namib Minerals to capitalize on the rising global demand for battery metals.

Greenstone Snapshot:

●	Established, well-known African gold producer – Produced ~589koz from 2012 to 2023(2)

●	Operating in Zimbabwe since 2002 – Greenstone brings a proven management team with operational and developmental success

●	Producing positive cash flow – 1H 2024 Revenue: $42M(3) / 2023 Revenue: $65M(4); 1H 2024 Profit: $9.2M(3) / 2023 Profit: $3.6M(4); 1H 2024 Adj. EBITDA: $17M(5) / 2023 Adj. EBITDA: $20M(5)

●	One production stage asset, two exploration stage assets – As of December 31, 2023, total measured and indicated mineral resources: 1.6Moz at 3.92 g/t Au(6); total inferred mineral resources: 2.4Moz(6)

●	Well-positioned to unlock shareholder value as a multi-asset producer in Africa – Preparation works and feasibility studies underway at the Mazowe and Redwing mines

●	Certified to ISO Standards(7) – 0.86 lost time injury frequency rate in 2023(8)

“As Namib Minerals takes this significant step toward becoming a publicly traded company, we remain dedicated to our mission of creating safe, sustainable, and profitable mining operations,” said Ibrahima Tall, Chief Executive Officer and Director of Namib Minerals. “This transaction positions us to advance our strategy, from restarting the Mazowe and Redwing gold mines to expanding our focus on copper and cobalt potential in the DRC. We are excited about the opportunities this partnership creates to deliver long-term value to our stakeholders while contributing responsibly to the communities where we operate.”

“Filing the Registration Statement marks an important milestone in the proposed Namib-Hennessy Capital business combination,” said Daniel Hennessy, Chief Executive Officer and Chairman of Hennessy Capital. “We are proud to support Namib Minerals as it continues to build a leading Pan-African platform for precious and critical metals production. Namib Minerals stood out as a compelling partner due to its history of mining in precious metals, opportunities for future expansion and its mission to create safe, sustainable and profitable operations in the communities it serves. With its strong portfolio of assets and clear growth strategy, Namib Minerals is well-positioned to capitalize on increasing global demand for these essential resources.”

Proposed Transaction Highlights

The proposed business combination implies a pro forma combined enterprise value of Namib Minerals at approximately $602 million, excluding additional earnout consideration, assuming no further redemptions of HCVI’s public shares and $60 million in targeted PIPE funding to be obtained prior to the closing of the transaction. The boards of directors of HCVI, Greenstone, and Namib Minerals have approved the proposed transaction, which is expected to be completed in the first quarter of 2025, subject to, among other things, the approvals by stockholders of HCVI and Greenstone and satisfaction or waiver of the other conditions set forth in the business combination agreement, dated June 17, 2024 (as amended on December 6, 2024, the “Business Combination Agreement”). At closing of the proposed business combination, Greenstone’s existing shareholders will exchange their equity in Greenstone for approximately 74% of the equity of Namib Minerals.

Net proceeds from the transaction are expected to enable Namib Minerals to invest further into the How mine, while also contributing to the restart of production at the Mazowe and Redwing mines, each in Zimbabwe, and to help fund the expansion of operations into the DRC.

Additional information about the proposed business combination, including a copy of the Business Combination Agreement, is available on the Current Report on Form 8-K, dated June 17, 2024, filed by HCVI with the SEC on June 18, 2024 and available at www.sec.gov.

References:

(1)	Pre-money equity value of $500 million excludes additional 30 million of contingent ordinary shares ($300M value) to be issued by Namib Minerals to current Greenstone shareholders upon the completion of operational milestones.

(2)	Internal historical production numbers aligning with the How Mine S-K 1300 Technical Report Summary, December 2024; Mazowe Mine S-K 1300 Technical Report Summary, December 2024; Redwing Mine S-K 1300 Technical Report Summary, December 2024.

(3)	Unaudited interim financial statements and notes of Greenstone as of and for the six months ended June 30, 2024.

(4)	Audited financial statements and notes of Greenstone as of and for the year ended December 31, 2023.

(5)	Adjusted EBITDA is a non-International Financial Reporting Standards (“IFRS”) measure, which should not be considered in isolation or as a substitute for IFRS measures. See “Use of Non-IFRS Financial Measures” below for more information.

(6)	How Mine S-K 1300 Technical Report Summary, December 2024, exclusive of Mineral Reserves; Mazowe Mine S-K 1300 Technical Report Summary, December 2024; Redwing Mine S-K 1300 Technical Report Summary, December 2024.

(7)	Unaudited Greenstone 2023 Annual Report, Recertification achieved on all three international standards-based management systems; ISO 14001 of 2015: Environmental Management Systems (EMS), ISO 9001 of 2015: Quality Management Systems (QMS) and ISO 45001 of 2018: Occupational Safety and Health Management Systems (OHSMS).

(8)	How Mine internal management safety reporting.

Advisors

Cohen & Company Capital Markets is serving as exclusive financial advisor and lead capital markets advisor to Greenstone and Namib Minerals, while Jett Capital Advisors LLC is serving as financial advisor to HCVI. Greenberg Traurig, LLP is serving as U.S. legal counsel to Greenstone and Namib Minerals, Sidley Austin LLP is serving as legal counsel to HCVI, and Appleby (Cayman) Ltd. is serving as Cayman Islands legal counsel to Greenstone and Namib. BDO South Africa Inc. is serving as auditor to Greenstone and Namib Minerals, and Alliance Advisors Investor Relations is serving as investor relations advisor for the transaction.

About Greenstone Corporation and Namib Minerals

Greenstone is a gold producer, developer and explorer with operations focused in Zimbabwe. Greenstone is a significant player in Zimbabwe’s mining industry, driving sustainable growth and innovation across the sector. Currently Greenstone operates an underground mine in Zimbabwe, with additional exploration assets in Zimbabwe and the DRC. Greenstone operates using conventional mining as well as modern processes and is seeking alternative areas of growth. Upon the closing of the proposed business transaction, Namib Minerals will hold all of Greenstone’s assets.

For additional information, please visit namibminerals.com

About Hennessy Capital Investment Corp. VI

Hennessy Capital Investment Corp. VI is a special purpose acquisition company (SPAC) listed on the Nasdaq Global Market (NASDAQ: HCVI). HCVI was formed by Daniel J. Hennessy for the purpose of acquiring, and introducing to the public markets, a strong and competitive company operating in the industrial sector.

For additional information, please visit hennessycapitalgroup.com

Forward Looking Statements

All statements other than statements of historical facts contained in this press release, including statements regarding HCVI’s, Greenstone’s, or Namib Minerals’ future financial position, results of operations, business strategy, and plans and objectives of their respective management teams for future operations, are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, HCVI’s, Greenstone’s, or their respective management teams’ expectations concerning the outlook for their or Namib Minerals’ business, productivity, plans, and goals for future operational improvements and capital investments, operational performance, future market conditions, or economic performance and developments in the capital and credit markets and expected future financial performance, including the restart of the Mazowe mine and the Redwing mine and related expansion plans, capital expenditure plans and timeline, the development and goals of the prospective exploration licenses in the DRC, mineral reserve and resource estimates, production and other operating results, productivity improvements, expected net proceeds, expected additional funding, the percentage of redemptions of HCVI’s public stockholders, growth prospects and outlook of Namib Minerals’ operations, individually or in the aggregate, including the achievement of project milestones, commencement and completion of commercial operations of certain of Namib Minerals’ exploration and production projects, as well as any information concerning possible or assumed future results of operations of Namib Minerals. Forward-looking statements also include statements regarding the expected benefits of the proposed business combination. The forward-looking statements are based on the current expectations of the respective management teams of Greenstone and HCVI, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of HCVI’s securities; (ii) the risk that the proposed business combination may not be completed by HCVI’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by HCVI; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the adoption of the Business Combination Agreement by the stockholders of HCVI and Greenstone, the satisfaction of the $25 million minimum cash amount following redemptions by HCVI’s public stockholders and the receipt of certain regulatory approvals; (iv) market risks, including the price of gold; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the proposed business combination on Greenstone’s business relationships, performance, and business generally; (vii) the outcome of any legal proceedings that may be instituted against Greenstone or HCVI related to the Business Combination Agreement or the proposed business combination; (viii) failure to realize the anticipated benefits of the proposed business combination; (ix) the inability to maintain the listing of HCVI’s securities or to meet listing requirements and maintain the listing of Namib Minerals’ securities on the Nasdaq; (x) the inability to remediate the identified material weaknesses in Greenstone’s internal control over financial reporting, which, if not corrected, could adversely affect the reliability of Greenstone’s and Namib Minerals’ financial reporting; (xi) the risk that the price of Namib Minerals’ securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which Greenstone plans to operate, variations in performance across competitors, changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business, and changes in the combined capital structure; (xii) the inability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, identify and realize additional opportunities, and manage its growth and expanding operations; (xiii) the risk that Greenstone may not be able to successfully develop its assets, including expanding the How mine, restarting and expanding its other mines in Zimbabwe or developing its exploration permits in the DRC; (xiv) the risk that Greenstone will be unable to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xv) political and social risks of operating in Zimbabwe and the DRC; (xvi) the operational hazards and risks that Namib Minerals faces; and (xvii) the risk that additional financing in connection with the proposed business combination may not be raised on favorable terms, in a sufficient amount to satisfy the $25 million (post-redemptions) minimum cash amount condition to the Business Combination Agreement, or at all. The foregoing list is not exhaustive, and there may be additional risks that neither HCVI nor Greenstone presently know or that HCVI and Greenstone currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this press release and the other risks and uncertainties described in the “Risk Factors” section of HCVI’s Annual Report on Form 10-K for the year ended December, 31, 2023, which was filed with the SEC on March 29, 2024, the risks described in the Registration Statement, which includes a preliminary proxy statement/prospectus, and those discussed and identified in filings made with the SEC by HCVI and Namib Minerals from time to time. Greenstone and HCVI caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this press release speak only as of the date of this press release. None of Greenstone, HCVI, or Namib Minerals undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that Greenstone, HCVI, or Namib Minerals will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed business combination, in HCVI’s or Namib Minerals’ public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to review carefully.

Important Information for Investors and Stockholders

In connection with the proposed business combination, Namib Minerals and Greenstone, as co-registrant, have filed with the SEC the Registration Statement, which includes a prospectus with respect to Namib Minerals’ securities to be issued in connection with the proposed business combination and a proxy statement to be distributed to holders of HCVI’s common stock in connection with HCVI’s solicitation of proxies for the vote by HCVI’s stockholders with respect to the proposed business combination and other matters to be described in the Registration Statement (the “Proxy Statement”). After the SEC declares the Registration Statement effective, HCVI plans to file the definitive Proxy Statement with the SEC and to mail copies to stockholders of HCVI as of a record date to be established for voting on the proposed business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and is not a substitute for the Registration Statement, Proxy Statement or for any other document that Namib Minerals or HCVI may file with the SEC. Before making any investment or voting decision, investors and security holders of HCVI and Namib Minerals are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about Greenstone, HCVI, Namib Minerals and the proposed business combination. Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Namib Minerals and HCVI through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Namib Minerals and HCVI may be obtained free of charge from HCVI’s website at hennessycapllc.com or by directing a request to Nicholas Geeza, Chief Financial Officer, PO Box 1036, 195 US Hwy 50, Suite 309, Zephyr Cove, Nevada 89448; Tel: (775) 339-1671. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Greenstone, HCVI, Namib Minerals and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from HCVI’s stockholders in connection with the proposed business combination. For more information about the names, affiliations and interests of HCVI’s directors and executive officers, please refer to HCVI’s annual report on Form 10-K filed with the SEC on March 29, 2024 and the Registration Statement, Proxy Statement and other relevant materials filed with the SEC in connection with the proposed business combination from time to time. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of HCVI’s stockholders generally, are included in the Registration Statement and the Proxy Statement. Stockholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Use of Non-IFRS Financial Measures

Greenstone utilizes non-IFRS financial measures, including Adjusted EBITDA, to complement its IFRS reporting and provide stakeholders with a deeper understanding of its operational performance and financial health. These measures offer insights into trends and factors that IFRS metrics may not fully capture, and Greenstone believes they are essential for formulating strategic decisions and business plans. Non-IFRS financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with IFRS, and non-IFRS financial measures as used by Greenstone may not be comparable to similarly titled amounts used by other companies. While not a substitute for IFRS results, they exclude items not indicative of Greenstone’s core operations, enhancing comparability across periods. Greenstone defines Adjusted EBITDA as profit for the period before finance cost, loss on sale, related party credit loss, taxes, depreciation, impairment of long lived assets, interest income, financial guarantee remeasurement, and share-based payments. The table below presents Greenstone’s Adjusted EBITDA for the year ended December 31, 2023 and the six-month period ended June 30, 2024, reconciled to Greenstone’s Profit for the year ended December 31, 2023 and the six-month period ended June 30, 2024, respectively, which is the most comparable IFRS measure:

(In thousands)	31-Dec-23	30-Jun-24
Profit for the period ended	$3,627	9,175
Finance cost	2,415	1,057
Loss on sale	41	—
Related party credit loss	6,818	552
Income tax expense	5,254	4,433
Depreciation	2,705	1,666
Impairment	—	—
Interest income	(114)	—
Financial guarantee remeasurement	(486)	(2,746)
Share-based payments	—	2,834
Adjusted EBITDA	$20,260	16,971

Cautionary Note Regarding Mineral Resources and Mineral Reserves

Estimates of “measured”, “indicated,” and “inferred” mineral resources as well as “mineral reserves” shown in this press release are defined in S-K 1300. The estimation of measured resources and indicated resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable mineral reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources. Investors are cautioned not to assume that any or all of the mineral resources are economically or legally mineable or that these mineral resources will ever be converted into mineral reserves. You are cautioned that mineral resources do not have demonstrated economic viability.

No Offer or Solicitation

This press release shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the proposed business combination shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Greenstone Corporation/Namib Minerals:

info@namibminerals.com

Hennessy Capital Investment Corp. VI:

Nicholas Geeza

ngeeza@hennessycapitalgroup.com

Investor Relations:

Caroline Sawamoto

NamibIR@allianceadvisors.com